PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2024
PROPERTY, PLANT AND EQUIPMENT
Schedule of property, plant and equipment

(In thousands)	December 31,
	2024	2023
Leasehold improvements	6,995	7,190
Machinery and equipment	5,939	5,997
Office equipment and furniture	641	682
Construction in progress	—	23
Property, plant and equipment, gross	13,575	13,892
Accumulated depreciation	(5,707)	(4,651)
Property, plant and equipment, net	$7,868	$9,241